Exhibit 10.III

SERVICE AGREEMENT NO. 79861

CONTROL NO. 2004-04-01-0011

FTS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 3rd day of September     , 2004 by and between:

Columbia Gas Transmission Corporation

(“Transporter”)

AND

Roanoke Gas Company

(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of November 1, 2004 , and shall continue in full force and effect until October 31, 2014 . Shipper and Transporter agree to avail themselves of the Commission’s pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s Regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish the Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level;

c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO. 79861

CONTROL NO. 2004-04-01-0011

FTS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager - Customer Services and notices to Shipper shall be addressed to it at:

Roanoke Gas Company

President

P.O. Box 13007

Roanoke, VA 24030

ATTN: John Williamson

until changed by either party by written notice.

SERVICE AGREEMENT NO. 79861

CONTROL NO. 2004-04-01-0011

FTS SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: FTS 38098

Roanoke Gas Company

By:	s: John B. Williamson
Name:	John B Williamson
Title:	President & CEO
Date:	09/03/04

Columbia Gas Transmission Corporation

By:	s: T. N. Brasselle
Name:	T. N. Brasselle
Title:	MGR Customer Services
Date:	September 13, 2004

Revision No.

Control No. 2004-04-01-0011

Appendix A to Service Agreement No. 79861

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

And (Shipper)	Roanoke Gas Company

Transportation Demand 23,509 Dth/Day

Primary Receipt Points

Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Quantity (Dth/Dav)	Minimum Receipt Pressure Obligation (psiq) 1/	Hourly Flowrate (Dth/hour) 1/
A02	FLAT TOP AGG PT-17	A02		8,550
B9	BROAD RUN-19	B9		5,000
801	TCO-LEACH	801		9,959

Revision No.

Control No. 2004-04-01-0011

Appendix A to Service Agreement No.

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Roanoke Gas Company

Primary Delivery Points

Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Delivery Obligation (Dth/day) 1/	Design Daily Quantity (Dth/Day) 1/	Aggregate 1/ Daily Quantity	Minimum Delivery Pressure Obligation (psig) 1/	Hourly Flowrate (Din/hour) 1/
62	ROANOKE GAS COMPANY	62		23,509

Revision No.

Control No. 2004-04-01-0011

Appendix A to Service Agreement No.	79861

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Roanoke Gas Company

1/	Application of MDDOs, DDQs, and ADQs and/or minimum pressure and/or hourly flowrate shall be as follows:

Revision No.

Control No. 2004-04-01-0011

Appendix A to Service Agreement No.	79861

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Roanoke Gas Company

The Master list of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

☐  Yes    ☒ No (Check applicable blank) Transporter and Shipper liave mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

☐  Yes    ☒ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. 0 shall be effective November 1, 2004 through October 31, 2014.

☐  Yes    ☒ No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supersede the Previous Appendix A, Revision No.     effective as of,                    , 20        , to the Service Agreement referenced above.

☒  Yes    ☐ No (Check applicable blank) All Gas shall be delivered at existing points of interconnection within the MDDO’s, and/or ADQ’s, and/or DDQ’s, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A, Revision No. 0 with Shipper, which for such points set forth are incorporated herein by reference.

With the exception of this Appendix A, Revision No. 0 all other terms and conditions of said Service Agreement shall remain in full force and effect.

Roanoke Gas Company

By:	s: John B. Williamson
Name:	John B Williamson
Title:	President & CEO
Date:	09/03/04

Columbia Gas Transmission Corporation

By:	s: T. N. Brasselle
Name:	T. N. Brasselle
Title:	MGR Customer Services
Date:	September 13, 2004